Exhibit 10.23

THIS AWARD AGREEMENT is made the day of
BETWEEN:-

(1)	Hermes Fund Managers Limited (registered in England under number 1661776 whose registered office is at Sixth Floor, 150 Cheapside, London, England, EC2V 6ET (the "Company"); and

(2)	Federated Holdings (UK) II Limited (registered in England under registered number 11227851) whose registered office is at 5th Floor One New charge, London, United Kingdom EC4M 9AF ("Federated"); and

(3)	Name, of Address (the "Award Holder").

WHEREAS:-

(A)	The Company has granted to the Award Holder an Award under the terms of the Company’s Long Term Incentive Plan (as amended from time to time, the “Plan”).

(B)	Under the Award, the Award Holder will acquire beneficial ownership of [TOTAL] Shares in the Company ("Award Shares").

1.    DEFINITIONS

1.1	In this agreement unless the context otherwise requires words and expressions shall have the meaning given to them in the rules of the Plan, except as set out below:

“Agreement”	means this agreement;
“Attorney”	means the attorney appointed by the Award Holder under Clause 8.1;
"Nominee"	Means Intertrust Employee Benefit Trustee Limited incorporated in Jersey whose registered office is at 44 Esplanade, St. Helier, Jersey, JE4 9WG.
"Original Plan"	means the One Hermes Long Term Incentive Plan, originally adopted by the Company in February 2015;
“Pool A Shares”	means the [POOL A} Award Shares comprised in the Pool A Award;
“Pool B Shares”	means the [POOL B} Award Shares comprised in the Pool B Award;
"Vesting Commencement Date"	;

1.2	References to Rules are to Rules of the Plan, and references to Clauses are to Clauses of this Agreement.
2.0    ACQUISITION OF BENEFICIAL OWNERSHIP OF THE AWARD SHARES

2.1
Subject to the Award Holder having executed and delivered to the Company a new employment contract and a deed of waiver in relation to rights and claims against the Company, including (without limitation) any rights or entitlements the Award Holder had or might have had under the Original Plan, the Company shall procure the transfer of beneficial ownership of the Award Shares

Exhibit 10.23

to the Award Holder by the Nominee as soon as practicable after the execution of this Agreement by all parties.
3.    RESTRICTIONS ATTACHING TO AWARD SHARES

3.1
The Award Holder hereby agrees that the Award Shares are subject to the terms set out in this Agreement and the Plan. In the event of a conflict between the terms of this Agreement and the Plan, the terms of the Plan shall prevail.

3.2
The Award Holder hereby undertakes that he or she will not, and will not purport to, transfer, assign, charge or otherwise dispose of his or her interest in the Award Shares (except on his or her death to his or her personal representatives or to Federated as contemplated in this Agreement and consistent with the Plan).

3.3	The Award Holder hereby undertakes that he or she will not request the Nominee to transfer legal title to the Award Shares to him or her, or to any other person.

3.4
The Award Holder hereby undertakes that he or she will not exercise any right to vote in relation to the Award Shares, and hereby agrees and acknowledges that in the event the Award Holder does instruct the Nominee to exercise any right to vote in relation to the Award Shares, the Nominee shall disregard any such instruction.

3.5	The Award Holder hereby agrees to and accepts the provisions of Rules 10 and 11.
4.    VESTING OF AWARD SHARES

4.1
Subject to Clause 4.4, the Award shall Vest in accordance with the provisions of Clause 4.2 in relation to the Pool A Shares and Clause 4.3 in relation to the Pool B Shares, except where earlier Vesting occurs under Rules 5 or 7.

4.2	The Pool A Award shall vest:

a.	as to 20% of the Pool A Shares (rounded down to the nearest whole number of Shares) on the third anniversary of the Vesting Commencement Date;

b.	as to a further 30% of the Pool A Shares (rounded down to the nearest whole number of Shares) on the fourth anniversary of the Vesting Commencement Date; and

c.
as to the remainder of the Pool A Shares on the earlier of the fifth anniversary of the Vesting Commencement Date and/or the day before the fifth anniversary of the date on which the Award Holder acquired beneficial ownership of the Shares.

4.3	The Pool B Award shall vest:

a.	as to 50% of the Pool B Shares (rounded down to the nearest whole number of Shares) on the date which is thirty-nine (39) months after the Vesting Commencement Date; and

b.	as to the remainder of the Pool B Shares on the date which is fifty-one (51) months after the Vesting Commencement Date.

4.4	The Award shall cease to Vest immediately upon the Award Holder giving or being given notice of the termination of the Award Holder’s employment.
5.    TRANSFER OF AWARD SHARES

5.1	The Award Holder hereby agrees that, in the event the Award Holder ceases to be an Employee in circumstances where the Award Holder is a Good Leaver, the Award Holder may, upon notice

Exhibit 10.23

to Federated, or shall, as and when requested to do so by Federated, transfer beneficial ownership of the Award Holder’s Award Shares to Federated for Fair Value.

5.2	The Award Holder hereby agrees that, in the event the Award Holder ceases to be an Employee in circumstances where the Award Holder is an Other Leaver:

a.	the Award Holder shall immediately transfer beneficial ownership of the Award Holder’s Unvested Shares to the Nominee for no consideration; and

b.	the Award Holder’s vested Shares shall continue to be subject to the provisions of Clause 6.

5.3
The Award Holder hereby agrees that, in the event the Award Holder ceases to be an Employee in circumstances where the Award Holder is a Bad Leaver, or if the Award Holder is declared bankrupt, or if the Award Holder attempts or purports to transfer, assign, charge or otherwise dispose of his or her interest in the Award Shares (except on his or her death to his or her personal representatives or to Federated as contemplated in this Agreement and consistent with the Plan), the Award Holder shall immediately transfer beneficial ownership of his or her Award Shares to the Nominee for no consideration.

5.4
The Award Holder agrees and acknowledges that, unless the Award Holder as a Good Leaver provides notice to Federated pursuant to Clause 5.1, Federated shall have the right but not the obligation to purchase the beneficial ownership of the Award Holder’s Award Shares under Clause 5.1 or Vested Shares under Clause 5.2. The Award Holder, further agrees that Federated may exercise its right under Clauses 5.1 or 5.2 at any time after that right has arisen, and in particular (but without limitation) may delay its exercise of its right, and/or its obligation upon receiving notice from the Award Holder as a Good Leaver under Clause 5.1, until the next Sale Window.

6.    PUT AND CALL RIGHTS

6.1
The Award Holder and Federated hereby agree that the Award Holder may sell to Federated, and Federated agrees to buy from the Award Holder, the Award Holder’s beneficial interest in Vested Shares at the following times:

a.	As to one third of the Vested Shares (rounded down to the nearest whole number of Shares) during the first Sale Window following the sixth anniversary of the Vesting Commencement Date;

b.	As to a further one third of the Vested Shares (rounded down to the nearest whole number of Shares) during the first Sale Window following the seventh anniversary of the Vesting Commencement Date; and

c.
As to the remainder of the Vested Shares during the first Sale Window following the eighth anniversary of the Vesting Commencement Date and thereafter the first Sale Window following each subsequent anniversary of the Vesting Commencement Date.

6.2
In the event that the Award Holder does not sell his or her beneficial interest in Vested Shares which have become capable of sale under Clause 6.1 during a Sale Window, the Award Holder’s beneficial interest in those Vested Shares shall remain capable of sale to Federated, and the Award Holder may sell his or her beneficial interest in some or all of the Vested Shares to Federated (and Federated agrees to buy the beneficial interest) during the next and/or any subsequent Sale Window.

6.3
The Award Holder and Federated hereby agree that Federated may buy from the Award Holder, and the Award Holder agrees to sell to Federated, the Award Holder’s beneficial interest in Vested Shares at the following times:

a.	As to one third of the Vested Shares (rounded down to the nearest whole number of Shares) during the first Sale Window following the sixth anniversary of the Vesting Commencement Date;

Exhibit 10.23

b.	As to a further one third of the Vested Shares (rounded down to the nearest whole number of Shares) during the first Sale Window following the seventh anniversary of the Vesting Commencement Date; and

c.
As to the remainder of the Vested Shares during the first Sale Window following the eighth anniversary of the Vesting Commencement Date and thereafter the first Sale Window following each subsequent anniversary of the Vesting Commencement Date.

6.4
In the event that Federated does not purchase the Award Holder’s beneficial interest in Vested Shares which it has become entitled to purchase under Clause 6.3 during a Sale Window, the Award Holder’s beneficial interest in those Vested Shares shall remain capable of purchase by Federated, and Federated may purchase the Award Holder’s beneficial interest in some or all of the Vested Shares during the next and/or any subsequent Sale Window.

6.5
The price at which the Award Holder’s beneficial interest in Vested Shares may be bought and sold pursuant to this Clause 6 shall be the Fair Value of the Vested Shares at the beginning of the relevant Sale Window.

7.    TAXATION

7.1	The Award Holder, hereby covenants to pay to the Company an amount equal to any Tax Liability arising on the occurrence of any Taxable Event.

7.2
In order to give effect to the covenant in Clause 7.1, the Company and the Award Holder hereby agree that, at the election of the Award Holder, the Attorney may sell to Federated on behalf of the Award Holder, and Federated hereby agrees to buy, the Award Holder’s beneficial interest in sufficient Award Shares as are necessary (after payment of all costs of sale) to satisfy such Tax Liability and apply the proceeds to reimburse the Company, the Award Holder’s employer or former employer (as appropriate) with such funds as are required to satisfy such Tax Liability.

7.3
The Award Holder and the Company hereby agree that, in the event that the Company does not withhold the full amount of the Tax Liability, the Award Holder shall remit to the Company an amount equal to the amount of any such Tax Liability not withheld, and the Company shall apply the funds so remitted in discharge of the Tax Liability arising on the occurrence of a Taxable Event. The Award Holder and the Company hereby further agree that any such amount to be remitted shall be immediately due and payable, and that the Company or its successor may recover any such amount from time to time at any time thereafter by deduction through payroll (or procuring that such deductions are made by the Award Holder’s employer). The Award Holder agrees and acknowledges that he or she is responsible for any Tax Liability arising as a result of any amount remitted or any failure to remit such amount.

8.    POWER OF ATTORNEY

8.1
The Award Holder hereby authorises and appoints the Company as his or her attorney in his or her name and on his or her behalf to execute (as a deed or otherwise) and/or enter into all and any documentation and do all other such things as such Attorney may deem necessary or desirable in its absolute and unfettered discretion to give effect to any of the matters set out in this Agreement, including but not limited to:

a.	all matters necessary to give effect to the transfer of beneficial ownership of the Award Shares to the Award Holder;

b.	entering into an election under section 431(2) of ITEPA as set out in the Schedule hereto within 14 days after the date on which the Award Holder acquired beneficial ownership of the Shares;

Exhibit 10.23

c.
all matters necessary to give effect to the transfer of the Award Holder’s interest in the Award Shares, pursuant to Clause 5 (including but not limited to entering into a deed of surrender for the transfer Award Holder’s interest in the Award Shares to the Nominee) and Clause 6.3,

d.	all matters necessary to give effect to the terms of Clause 7;

e.	all matters necessary to give effect to the provisions of Rules 10 and 11; and

f.	all matters necessary to enter into an amended Award Agreement pursuant to Rule 12, and the Award Holder hereby undertakes to ratify everything which the Attorney or any of its directors shall do or purport to do by virtue of this power of attorney.

8.2
The Attorney may delegate one or more of the powers conferred on the Attorney by this Clause 8 to an officer or officers appointed for that purpose by the board of directors of the Attorney by resolution or otherwise.

9.    MISCELLANEOUS

9.1
The rights and obligations of the Award Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the acquisition of an interest in that Award Shares. The acquisition of an interest in the Award Shares shall not confer on the Award Holder any right with respect to continuance of employment by the Company or any Group Company, nor will it interfere in any way with the right of the Company to terminate the Award Holder’s employment at any time. The grant of the Award to the Award Holder does not entitle the Award Holder to any further grants of Awards on any future occasion. The Award Holder shall have no rights to compensation or damages in consequence of the termination of his or her office or employment with the Company or any Group Company for any reason whatsoever, whether or not in breach of contract, insofar as those rights arise or may arise from the loss or diminution in value of the Award Holder’s interest in the Award Shares.

9.2
No waiver at any time of any term or provision of this Agreement shall be construed as a waiver of any other term or provision of this Agreement and a waiver at any time of any term or provision of this Agreement shall not be construed as a waiver at any subsequent time of the same term or provision.

9.3	All headings set forth in this Agreement are intended for convenience only and shall not control or affect the meaning, construction or effect of this Agreement or of any of the provisions hereof.

9.4
This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement. Transmission of an executed counterpart of this deed (but for the avoidance of doubt not just a signature page) by (a) fax or (b) email (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this deed. If either method of delivery is adopted, without prejudice to the validity of the agreement thus made, each party shall provide the others with the original of such counterpart as soon as reasonably possible thereafter. No counterpart shall be effective until each party has executed and delivered at least one counterpart.

9.5	A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

9.6
This Agreement and any disputes or claims arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales. Each of the Company, Federated and the Award Holder agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this deed or its subject matter or formation (including non-contractual disputes and claims).

Exhibit 10.23

IN WITNESS WHEREOF, the parties hereto have executed this AWARD AGREEMENT on the date first written above.

Signed and delivered as a Deed by     _______________________________________________
(Award Holder’s signature)
Signature of Witness*            _______________________________________________
(Witness' signature)
Witness name (BLOCK CAPITALS)    _______________________________________________
Witness address             _______________________________________________
_______________________________________________
Witness occupation            _______________________________________________

* The witness should be aged 18 or over and should not be the Award Holder’s spouse, civil partner or a blood relative.

Executed as a deed            )
by HERMES FUND MANAGERS     )
LIMITED                )
acting by two directors or by a director
and a secretary
)    ………………………………………
                        (director)
)    ………………………………………
                        (director)

Exhibit 10.23

Executed as a deed            )
by FEDERATED HOLDINGS (UK) II LIMITED
acting by two directors or by a director
and a secretary
)    ………………………………………
                        (director)
)    ………………………………………
                        (director)